Exhibit 24

POWER OF ATTORNEY

Each of the undersigned, being a director and/or officer of BB&T Corporation (the “Company”), hereby nominates, constitutes and appoints John A. Allison IV, Christopher L. Henson and M. Patricia Oliver, or any one of them severally, to be his or her true and lawful attorney-in-fact and to sign in his or her name and on his or her behalf in any and all capacities stated below, and to file with the Securities and Exchange Commission (the “Commission”), a Registration Statement on Form S-4 (the “Registration Statement”) relating to the issuance of shares of the Company’s common stock, $5.00 par value per share, in connection with the acquisition by the Company of Coastal Financial Corporation, a Delaware corporation, and to file any and all amendments, including post-effective amendments, to the Registration Statement (and to file any subsequent registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, which relates to the Registration Statement), making such changes in the Registration Statement as such attorney-in-fact deems appropriate, and generally to do all such things on his or her behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission.

This Power of Attorney has been signed by the following persons in the capacities indicated on January 23, 2007.

/s/  John A. Allison IV
Name: John A. Allison IV

Title:	Chairman of the Board and
Chief Executive Officer
(principal executive officer)

/s/  Edward D. Vest
Name: Edward D. Vest

Title:	Executive Vice President and Corporate
Controller (principal accounting officer)

/s/  Nelle Ratrie Chilton
Name: Nelle Ratrie Chilton

Title:	Director

/s/  Ronald E. Deal
Name: Ronald E. Deal

Title:	Director

/s/  Barry J. Fitzpatrick
Name: Barry J. Fitzpatrick

Title:	Director

/s/  Jane P. Helm
Name: Jane P. Helm

Title:	Director

/s/  James H. Maynard
Name: James H. Maynard

Title:	Director

/s/  J. Holmes Morrison
Name: J. Holmes Morrison

Title:	Director

/s/  E. Rhone Sasser
Name: E. Rhone Sasser

Title:	Director
/s/  Christopher L. Henson
Name: Christopher L. Henson

Title:	Senior Executive Vice President and
Chief Financial Officer
(principal financial officer)

/s/  Jennifer S. Banner
Name: Jennifer S. Banner

Title:	Director

/s/  Anna R. Cablik
Name: Anna R. Cablik

Title:	Director

/s/  Tom D. Efird
Name: Tom D. Efird

Title:	Director

/s/  L. Vincent Hackley
Name: L. Vincent Hackley

Title:	Director

Name: John P. Howe III, M.D.

Title:	Director

/s/  Albert O. McCauley
Name: Albert O. McCauley

Title:	Director

/s/  Nido R. Qubein
Name: Nido R. Qubein

Title:	Director